Exhibit 10.11
QuidelOrtho Corporation
Phantom Stock Unit Award Grant Notice

QuidelOrtho Corporation (the “Company”) hereby awards to you the below number of phantom units (each representing the right to earn and receive a cash bonus on a future date equal to the number of phantom units as set forth below, multiplied by the Fair Market Value (as defined in the attached Phantom Stock Unit Award Terms and Conditions (the “Terms and Conditions”)) of one (1) share of the Company’s common stock upon meeting certain vesting conditions) (the “Phantom Units”). The Phantom Units will be evidenced by this Grant Notice and the Terms and Conditions.
Company:    ____________________________________
Recipient:
Date of Grant:
Number of Phantom Units:
Vesting and Settlement: Subject to the applicable tax withholding requirements, the Phantom Units will vest and be settled at the time set forth on Exhibit A.

Additional Terms/Acknowledgements: The undersigned acknowledges receipt of, and understands and agrees to, this Phantom Stock Unit Award Grant Notice and the Terms and Conditions. You further acknowledge that as of the Date of Grant, this Phantom Stock Unit Award Grant Notice and the Terms and Conditions set forth the entire understanding between the Company and you regarding the Phantom Units and supersede all prior oral and written agreements on that subject with the exception of Phantom Units previously granted and delivered to you. You further acknowledge that there may be adverse tax consequences upon the vesting or settlement of the Phantom Units and that you have been advised to consult a tax advisor prior to such vesting, settlement or disposition.
QuidelOrtho Corporation    Recipient:
By:
    Signature    Signature
Title:             Date:
Date:
Attachments/Incorporated by Reference:     Phantom Stock Unit Award Terms and Conditions

Exhibit A
VESTING SCHEDULE

Subject to your continued employment, the time-vested Phantom Units will vest on ______. Following vesting, the Company will make a cash payment to you in local currency, equal to the Fair Market Value of one (1) share of the Company’s common stock, multiplied by the number of vested Phantom Units, less any applicable tax withholding and/or any other required withholding, as soon as reasonably practicable following vesting of such Phantom Units.